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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 5, 2004
                Date of Report (Date of earliest event reported)



                           WILSHIRE ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


               DELAWARE                   1-4673                 84-0513668
(State or other jurisdiction of       (Commission File         (IRS Employer
incorporation or organization)            Number)            Identification No.)


921 BERGEN AVENUE, JERSEY CITY, NEW JERSEY                         07306
(Address of principal executive offices)                         (Zip Code)


(Registrant's telephone number, including area code)           (201) 420-2796


         (Former name or former address, if changed since last report.)

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On July 5, 2004, the Audit Committee of the Board of Directors authorized the engagement of J.H. Cohn LLP as the Company's new Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2004.

         During the two most recent fiscal years ended December 31, 2003 and 2002 and the subsequent interim period through July 5, 2004, J.H. Cohn LLP has not been engaged as Independent Registered Public Accounting Firm to audit the financial statements of the Company, nor has it been consulted regarding the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or reportable event.

           The Company previously reported the resignation of its prior independent accountants in its Current Report on Form 8-K dated May 14, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        a. Not applicable.

        b. Not applicable

        c. Exhibits

        The following exhibit is filed with this report:

    Exhibit Number                    Description
    --------------                    -----------

      99.1                            Press release dated July 7, 2004



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: July 7, 2004                                WILSHIRE ENTERPRISES, INC.
                                                   (Registrant)



                                                   By: /s/ Daniel Pryor
                                                      -----------------
                                                       Daniel Pryor
                                                       President


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